UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05506
College and University Facility Loan Trust Two

(Exact name of registrant as specified in charter)
c/o U.S. Bank One Federal Street Boston, MA 02110

(Address of principal executive offices) (Zip code)
Brian True
U.S. Bank Corporate Trust Services
One Federal Street
Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: (513) 632-5578
Date of fiscal year end: November 30
Date of reporting period: December 1, 2008 — November 30, 2009
ITEM 1. REPORT TO STOCKHOLDERS.

College and University
Facility Loan Trust Two

Financial Statements
As of and for the Year Ended
November 30, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To U.S. Bank National Association, Owner Trustee, The Bank of New York Mellon Trust Company, N.A., Bond Trustee, and the Certificateholders of College and University Facility Loan Trust Two:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of College and University Facility Loan Trust Two (the “Trust”) as of November 30, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
As described in Note 2 to the financial statements, the Trust is accounting for its investments under the amortized cost method of accounting, with its loan investments adjusted by an allowance for loan loss. In our opinion, accounting principles generally accepted in the United States of America require that the investments be accounted for under the fair value method of accounting and that the financial statements include the disclosures required under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures. Accounting for the investments under the fair value method of accounting, based on management’s estimate of fair value as described in Note 8, would result in an increase of approximately $8,703,000 in the recorded value of the investments as of November 30, 2009, and would result in a change in net assets resulting from operations of approximately $2,051,000 and $(3,005,000) for the years ended November 30, 2009 and November 30, 2008, respectively and would impact the financial highlights presented.
In our opinion, except for the effect on the 2009 and 2008 financial statements and financial highlights, of accounting for investments under the amortized cost method of accounting, as discussed in the preceding paragraph, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of College and University Facility Loan Trust Two as of November 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 29, 2010

College and University
Facility Loan Trust Two
Statement of Assets and Liabilities

November 30,	2009

Assets:

Investments, at amortized cost, net of allowance for loan losses of $675,000 (Notes 1, 2, 6, 7 and 8)	$40,141,784
Cash	409,250
Interest receivable	355,849
Loans receivable (Note 2)	211,000
Deferred bond issuance costs (Note 2)	76,551

Total assets	41,194,434

Liabilities:

Bonds payable, net of unamortized discount (Notes 3 and 8)	31,312,715
Bond interest payable (Note 3)	735,914
Accrued expenses and other liabilities	188,432
Payable to Trustees	5,425
Distribution payable to Class B certificateholders (Note 5)	829,651

Total liabilities	33,072,137

Net Assets:

Class B certificates, par value $1 — authorized, issued and outstanding — 1,763,800 certificates (Note 5)	1,763,800
Distributions in excess of tax earnings (Note 2)	(1,076,642)
Additional paid-in capital (Note 2)	7,435,139

Total net assets	$8,122,297

Net asset value per Class B certificate (based on 1,763,800 certificates outstanding)	$4.60

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two
Statement of Operations

Year ended November 30,	2009

Investment income:
Interest income (Note 2)	$4,281,221

Expenses:
Interest expense (Notes 2 and 3)	3,109,800
Servicer fees (Note 4)	59,811
Trustee fees (Note 4)	37,426
Other trust and bond administration expenses	385,741

Total expenses	3,592,778

Net investment income	688,443

Decrease in provision for loan losses	157,376

Net increase in net assets resulting from operations	$845,819

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two
Statement of Cash Flows

Year ended November 30,	2009

Cash flows from operating activities:
Interest received	$1,834,604
Interest paid	(1,646,126)
Operating expenses paid	(473,284)
Net decrease in funds held under investment agreements	412,932
Principal payments on loans	7,783,397

Net cash provided by operating activities	7,911,523

Cash flows from financing activities:
Principal repayments on Bonds	(6,486,092)
Distributions to Class B certificateholders	(1,060,407)

Net cash used in financing activities	(7,546,499)

Net increase in cash	365,024

Cash, beginning of year	44,226

Cash, end of year	$409,250

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations	$845,819
Decrease in reserve for loan losses	(157,376)
Decrease in interest receivable	38,519
Decrease in Bond interest payable	(129,722)
Increase in accrued expenses and other liabilities	9,694
Decrease in investment contracts	412,932
Decrease in loan principal balance	7,863,397
Increase in loan receivable	(80,000)
Amortization of original issue discount on Bonds	1,570,288
Amortization of purchase discount on loans	(2,485,136)
Accretion of deferred Bond issuance costs	23,108

Net cash provided by operating activities	$7,911,523

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two
Statement of Changes in Net Assets

Years ended November 30,	2009	2008

From operations:
Net investment income	$688,443	$852,829
Decrease in reserve for loan losses	157,376	—

Net increase in net assets applicable to Class B certificateholders resulting from operations	845,819	852,829

Distributions to Class B certificateholders from:
Tax return of capital (Note 5)	(1,076,089)	(1,233,825)

Net decrease in net assets	(230,720)	(380,996)

Net assets:
Beginning of year	8,352,567	8,733,563

End of year	$8,122,297	$8,352,567

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two
Financial Highlights

Years ended November 30,	2009	2008	2007	2006	2005

Net asset value, beginning of year	$4.74	$4.95	$5.23	$6.23	$5.97

Net investment income	.39	.49	.61	.75	.70

Decrease in reserve for loan losses	.08	—	.05	.28	—

Distribution to Class B certificateholders from tax return of capital	(.61)	(.70)	(.94)	(2.03)	(.44)

Net asset value, end of year	$4.60	$4.74	$4.95	$5.23	$6.23

Total investment return(a)	N/A	N/A	N/A	N/A	N/A

Net assets applicable to Class B certificates, end of year	$8,122,297	$8,352,567	$8,733,563	$9,217,465	$10,989,952

Ratios and Supplemental Data:

Ratio of operating expenses to average net assets applicable to Class B certificates	43.62% (b)	45.87% (b)	49.51% (b)	52.81% (b)	54.60% (b)

Ratio of net investment income to average net assets applicable to Class B certificates	8.36%	9.98%	11.94%	13.09%	11.54%

Number of Class B certificates outstanding, end of year	1,763,800	1,763,800	1,763,800	1,763,800	1,763,800

(a)	The Trust’s investments are recorded at amortized cost as discussed in Note 2. Accordingly, the financial statements do not reflect the market value of such investments. For this reason, management believes that no meaningful information can be provided regarding “Total investment return” and has not included information under that heading. In addition, as the Trust did not purchase or sell investments during the periods presented, “portfolio turnover” would have been 0% for all periods presented.

(b)	Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B certificates was 5.86%, 4.44%, 4.07%, 3.76% and 3.58% in 2009, 2008, 2007, 2006 and 2005, respectively.
The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

1. Organization and Business	College and University Facility Loan Trust Two (the “Trust”) was formed on March 11, 1988 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by Bank of Boston (the “Owner Trustee”), succeeded by State Street Bank and Trust Company, succeeded by US Bank (successor “Owner Trustee”), not in its individual capacity, but solely as Owner Trustee. The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the “Bonds”). The Trust commenced operations on May 12, 1988 (the “Closing Date”) and issued Bonds in four tranches in the aggregate principal amount (at maturity) of $450,922,000. The Bonds constitute full recourse obligations of the Trust. The collateral securing the Bonds consists primarily of a pool of college and university facility loans (the “Loans”) to various postsecondary educational institutions and funds held under the indenture (the “Indenture”) and the investment agreements. The Loans were originated by, or previously assigned to, the United States Department of Education (“ED”) under the College Housing Loan Program or the Academic Facilities Loan Program. The Loans, which have been assigned to The Bank of New York, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the “Bond Trustee”), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues. As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.18% and a weighted average remaining term to maturity of approximately 18.77 years. Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment contracts (Note 2) as specified in the Indenture.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

1. Organization and Business (Continued)	All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense and Liquidity Funds are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within, and in accordance with the Indenture. On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority: to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement. Any funds remaining in the Revenue Fund on such payment date will be used to further pay down the Bonds to the extent of the maximum principal distribution amount, after which any residual amounts are paid to the certificateholders, as discussed in Note 5.

On the Closing Date, certificates were issued by the Trust to ED as partial payments for the Loans. In December 1989, ED sold, through a private placement, all of its ownership interest in the Trust.

2. Summary of Significant Accounting Policies	(a) College and University Facility Loans
The Loans were purchased and recorded at a discount below par. Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans, included in investments in the accompanying statement of assets and liabilities, are being accounted for under the amortized cost method of accounting, net of any allowance for loan losses. Under this method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust’s income by applying the Loan’s effective interest rate to the amortized cost of that Loan. When a Loan prepays, the remaining discount is recognized as interest income in the same accounting period. The remaining balance of the purchase discount on the Loans as of November 30, 2009 was approximately $11,164,000. As a result of prepayments of Loans during the year ended November 30, 2009, additional interest income of approximately $154,000 was recognized in the statement of operations.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

2. Summary of Significant Accounting Policies (Continued)	(a) College and University Facility Loans (Continued)
Accounting principles generally accepted in the United States of America (“GAAP”), requires that the Loans be accounted for under the fair value method of accounting, Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures, (“ASC 820”). However, management believes that the amortized cost method of accounting net of any allowance for loan losses best serves the informational needs of the users of the Trust’s financial statements.

The Trust’s policy is to generally discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans that management believes the collection of interest and principal is doubtful. When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, interest income is generally recognized when received. Payments are generally applied to interest first, with the balance, if any, applied to principal. At November 30, 2009, no Loans have been placed on nonaccrual status.

The allowance for loan losses is based on the Trust’s evaluation of the level of the allowance required to reflect the risks in the loan portfolio, based on circumstances and conditions known or anticipated at each reporting date. The methodology for assessing the appropriateness of the allowance consists of a review of the following three key elements:

(1) a valuation allowance for loans identified as impaired,
(2) a formula-based general allowance for the various loan portfolio classifications, and
(3) an unallocated allowance.

A loan is impaired when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the loan agreement. Loans identified as impaired are further evaluated to determine the estimated extent of impairment. At November 30, 2009, there were no recorded investments in loans that are considered to be impaired.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

2. Summary of Significant Accounting Policies (Continued)	(a) College and University Facility Loans (Continued)
The formula-based general allowance is derived primarily by certain credit risk statistics based on the most current financial information of the underlying entity. As credit quality for individual loans deteriorates, the risk rating and the allowance allocation percentage increases. The sum of these allocations comprise the Trust’s formula-based general allowance.

In addition to the valuation and formula-based general allowance, there is an unallocated allowance. This element recognizes the estimation risks associated with the valuation and formula-based models. It is further adjusted for qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions.

The allowance for loan losses of $675,000 was based on the general and unallocated calculations as described above as there were no loans that were considered impaired as of the year ended November 30, 2009.

There are inherent uncertainties with respect to the final outcome of loans and as such, actual losses may differ from the amounts reflected in the financial statements and could be material.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

2. Summary of Significant Accounting Policies (Continued)	(b) Other Investments
Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two investment agreements issued by JP Morgan Chase Bank, bearing fixed rates of interest of 7.05% and 7.75%. These investments may take the form of repurchase agreements (the underlying collateral of which shall be as to form and substance acceptable to each nationally recognized statistical rating agency that rates the Bonds), time deposits or other lawful investments at JP Morgan Chase Bank’s option. These investments are carried at amortized cost. These investment agreements terminate on the earlier of June 1, 2018 or the date on which the Bonds are paid-in-full.

ASC 820 requires that the investments be accounted for under the fair value method of accounting. However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements.

(c) Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year. Accordingly, no federal or state income tax provision is required.

For tax purposes, the Loans were transferred to the Trust at their face values. Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

FASB ASC Topic 740 Income Taxes, (“ASC 740”) requires the Trust to determine whether a tax position of the Trust is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

2. Summary of Significant Accounting Policies (Continued)	the known implications of ASC 740 on its computation of net assets for the Trust. As a result of this evaluation, the Trust has concluded that ASC 740 did not have any effect on the Trust’s financial statements and no cumulative effect adjustments were recorded.

As of November 30, 2009, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

The Trust’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(d) Deferred Bond Issuance Costs

Deferred bond issuance costs are being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans. When Loan prepayments occur, an additional portion of the deferred issuance costs is expensed in the year the prepayment occurred, so that the future effective interest rate remains unchanged.

(e) Presentation of Capital Distributions

Capital distributions are accounted for in accordance with FASB ASC Topic 946 Investment Companies Sub-topic 505 Equity (“ASC 946-505”). ASC 946-505 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax basis.

In accordance with ASC 946-505, the Trust reclassifies certain amounts from distributions in excess of tax earnings to paid-in-capital. The total reclassification is $495,838 as of November 30, 2009. This reclassification has no impact on the net investment income or net assets of the Trust.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

2. Summary of Significant Accounting Policies (Continued)	(e) Presentation of Capital Distributions (Continued)
The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses and the accretion of purchase discount on the Loans. Additionally, the amount deducted for the allowance for loan losses is not currently deductible for tax purposes and creates a temporary deficit reflected as distributions in excess of tax earnings in the accompanying statement of assets and liabilities.

On June 1, 2009 and December 1, 2009, distributions of $0.14 and $0.47 per certificate were declared and paid to certificateholders of record on May 20, 2009 and November 20, 2009, respectively.

The tax character of distributions paid was a return of capital of $1,076,089.

As of November 30, 2009, the components of distributable earnings on a tax basis were related to distributions in excess of tax earnings of $1,076,642.

The distributions in excess of tax earnings consist of allowance for loan losses of $675,000 and book to tax differences in the amortization of the original issue discount on the Bonds of $401,642 which will reverse in future years causing a reduction in taxable ordinary income.

(f) Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Trust to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, the Trust evaluates the estimates used, including those related to the allowance for loan losses. The Trust bases its estimates on historical experience, current conditions and various other assumptions that the Trust believes to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

2. Summary of Significant Accounting Policies (Continued)	(f) Use of Estimates (Continued)
are not readily apparent from other sources. These estimates are used to assist the Trust in the identification and assessment of the accounting treatment necessary with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions and differences could be material.

(g) Loans Receivable

Payments due for certain loans had not been received as of November 30, 2009 and therefore have been reported as loans receivable.

(h) Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand and does not include any short-term investments.

(i) Risk Factors

The Trust’s investments are subject to the following:

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk

Credit risk represents the risk that the Trust would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Trust.

The Trust’s investments are held in escrow by Bank of New York Mellon (the “Bond Trustee”). The Bond Trustee has custody of the Trust’s investments. The Trust is subject to counterparty risk to the extent that the Bond Trustee may be unable to fulfill their obligations to the Trust.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

2. Summary of Significant Accounting Policies (Continued)	(i) Risk Factors (Continued)
Prepayment Risk Most of the loans held by the Trust allow for prepayment of principal without penalty. As such the Trust is subject to prepayment risk, which could negatively impact future earnings.

(j) Indemnification

Under the Trust’s organizational documents, its Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and certificateholders’ are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust may enter into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

(k) Recent Accounting Pronouncements

On June 1, 2009, the Trust adopted Statement of Financial Accounting Standard (“SFAS”) No. 162, The Hierarchy of Generally Accepted Accounting Principles, (SFAS 162). The current hierarchy of GAAP is set forth in the American Institute of Certified Public Accountants Statement on Auditing Standards No. 69, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. SFAS 162 is intended to improve financial reporting by identifying a consistent framework, or hierarchy, for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. GAAP for nongovernmental entities. This Statement was effective for annual reporting periods ending after September 15, 2009. The adoption of this statement did not impact the Trust’s application of GAAP in the preparation of the Trust’s financial statements.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

2. Summary of Significant Accounting Policies (Continued)	(k) Recent Accounting Pronouncements (Continued)
In May 2009, the FASB issued SFAS No. 165, Subsequent Events (“SFAS 165”). SFAS No. 165 (codified into ASC Topic 855) establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, SFAS 165 sets forth: (1) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements and (3) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. SFAS 165 is effective for interim and annual financial periods ending after June 15, 2009.

The Trust has evaluated whether any subsequent events that require recognition or disclosure in the accompanying financial statements and related notes thereto have taken place through January 29, 2010, the date these financial statements were issued. The Trust has determined that there are no such subsequent events other than those disclosed in the financial statements.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

3. Bonds	The Bonds outstanding at November 30, 2009 consist of the following:

			Outstanding	Unamortized	Carrying
	Interest	Stated	Principal	Discount	Amount
Type	Rate	Maturity	(000’s)	(000’s)	(000’s)

Sequential	4.00%	June 1, 2018	$36,796	$5,483	$31,313

Interest on the Bonds is payable semiannually. On December 1, 2009, the Trust made a principal payment of $4,084,146 on the Bonds. The average amount of bond principal outstanding for the period ended November 30, 2009 was approximately $37,910,000.

Principal payments on the Bonds will be made prior to the respective stated maturities on each bond payment date in an amount equal to the lesser of either (1) amounts available in the Revenue Fund after certain required payments of interest and principal (at the stated maturity of the Bonds) and administrative expenses after required transfers to the Expense Fund and the Liquidity Fund (such that the amounts on deposit are equal to the Expense Fund Requirement and the Liquidity Fund Requirement, respectively), or (2) the Maximum Principal Distribution Amount, as defined within the Indenture. These principal payments will be applied to each class of Bonds in the order of their stated maturities, so that no payment of principal will be made on the Bonds of any class until all Bonds having an earlier stated maturity have been paid in full.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

3. Bonds (Continued)	The estimated aggregate principal payments on the Bonds at November 30, 2009 after taking into consideration actual Loan prepayments, Defaulted Loans and the Maximum Principal Distribution Amount, as defined in the Indenture, are as follows:
Amount

Amount
Fiscal Year	(000’s)

2010	$6,363
2011	5,132
2012	5,065
2013	4,516
2014	4,055
Thereafter	11,665

Total	$36,796

Actual Bond principal payments may differ from estimated payments because borrowers may prepay or default on their obligations. The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event the Trust realizes negative cash flows, a Liquidity Fund has been established and maintained such that, on or before such payment date, the Liquidity Fund may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust. The original issue discount is being amortized using the effective interest rate method over the estimated lives of the Bonds, which are based on the scheduled payments of the Loans. Accordingly, loan prepayments have the effect of accelerating bond payments. When Bond payments occur sooner than estimated payments, a portion of the original issue discount is expensed in the year of prepayment, so that the future effective interest rate on the Bonds remains unchanged.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

4. Administrative Agreements	(a) Servicer

As compensation for the services provided under the servicing agreement, Berkadia Commercial Mortgage LLC (“Servicer”), formerly Capmark Finance, Inc., receives a servicing fee. The fee is earned each date payments are received on each Loan and is equal to 0.075 of 1% of the outstanding principal balance of each Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 2009, this fee totaled $38,801. Additionally, per the servicing agreement the Servicer shall be reimbursed for certain expenditures incurred related inspection of mortgaged property. For the year ended November 30, 2009 the Servicer was reimbursed $21,010.

(b) Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

•    The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee is entitled to annual fees of $15,000 and $12,500, respectively, under the Declaration of Trust. In addition the Owner Trustee is paid an annual registration fee of $1,000. The expected future minimum payments to the Owner Trustee under such agreement will be $28,500 in fiscal years 2010, 2011, 2012, 2013, 2014, and will total $256,500 thereafter.

•    The Bond Trustee is entitled to an annual fee equal to 0.015 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses in an amount not to exceed 4% of the applicable annual fee. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses such as transaction costs. For the year ended November 30, 2009, total Bond Trustee fees and related expenses amounted to $8,926.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

5. Certificates	The holders of the Class B certificates are entitled to one vote per certificate in matters of the Trust as defined in the Declaration of Trust. In addition, the holders of the Class B certificates receive semiannual pro rata share distributions of amounts collected by the Trust, in accordance with the Trust Indenture. The distributions, which are declared in May and November, are paid on the second business day in each June and December while the Bonds remain outstanding and, after the Bonds are paid in full, on the first business day of each month. At November 30, 2009, the November distribution of $829,651, which was paid on December 2, 2009, was recorded as distributions payable.

6. Allowance For Loan Losses	An analysis of the allowance for loan losses for the year ended November 30, 2009 is summarized as follows:

Balance, beginning of year	$832,376
Decrease in reserve for loan losses	(157,376)
Charge-offs	—

Balance, end of year	$675,000

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

7. Loans	Scheduled principal and interest payments on the Loans as of November 30, 2009 are as follows:

	Principal	Interest
	Payments	Payments	Total
Fiscal year	(000’s)	(000’s)	(000’s)

2010	$6,182	$1,409	$7,591
2011	6,029	1,195	7,224
2012	5,644	1,004	6,648
2013	5,037	830	5,867
2014	4,427	674	5,101
Thereafter	17,850	1,827	19,677

Total	$45,169	$6,939	$52,108

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest on the Loans may vary significantly from the scheduled payments.

The following analysis summarizes the stratification of the Loan portfolio by type of collateral and institution as of November 30, 2009.

		Amortized	% of
	Number	Cost	Amortized
Type of Collateral	of Loans	(000’s)	Cost

Loans secured by a first mortgage	78	$22,881	67.3%

Loans not secured by a first mortgage	21	11,125	32.7

Total Loans	99	$34,006	100.0%

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

7. Loans (Continued)

		Amortized	% of
	Number	Cost	Amortized
Type of Institution	of Loans	(000’s)	Cost

Public	19	$11,672	34.3%
Private	80	22,334	65.7

Total Loans	99	$34,006	100.0%

The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions, which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and the diversity of program offerings.

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

8. Fair Value of Financial Instruments	FASB ASC Topic 825 Financial Instruments allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust’s fair value information to independent markets or to other fair value information.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its Loans and Bonds using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these items for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans because the prepayment rate on these Loans is not subject to estimate and scheduled payments on the Bonds.

The fair values of the long-term fixed-maturity investments (Note 2(b)) held by the Trust are determined by adding a market rate adjustment to the carrying value of the investments. This market rate adjustment is calculated using the net present value of the difference between future interest income to the Trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate at November 30, 2009, is based upon bonds with similar characteristics and maturity dates of the investment agreements.

College and University
Facility Loan Trust Two
Notes to Financial Statements
As of and for the year ended November 30, 2009

8. Fair Value of Financial Instruments (Continued)	The estimated fair value of the Trust’s financial instruments and the related book value presented in the accompanying statement of assets and liabilities as of November 30, 2009 is as follows:

	Amortized
	Cost	Fair Value
	(000’s)	(000’s)

Loans	$33,331 *	$41,720

Investment Agreements:
Liquidity Fund	806	924
Revenue Fund	6,005	6,200

	$40,142	$48,844

Bonds payable	$31,313	$37,454

*	Net of allowance for loan losses of $675,000.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO
SCHEDULE OF INVESTMENTS
November 30, 2009
(Dollar Amounts in Thousands)

				Internal
Outstanding		Stated		Rate of	Amortized
Principal		Interest	Maturity	Return % (A)	Cost (Notes
Balance	Description	Rate %	Date	(Unaudited)	1 and 2)

	COLLEGE AND UNIVERSITY LOANS (410%)
	ALABAMA
$995	Alabama Agricultural and Mechanical University	3.00%	05/01/2018	10.27%	$753
1,245	Auburn University	3.00	12/01/2018	9.16	937
	CALIFORNIA
94	Azusa Pacific University	3.75	04/01/2015	10.88	77
395	California State University	3.00	11/01/2013	8.93	343
1,478	California State University	3.00	11/01/2019	8.99	1,104
279	Lassen Junior College District	3.00	04/01/2020	10.27	200
158	Occidental College	3.00	10/01/2019	10.41	111
900	University Student Co-Operative Association	3.00	04/01/2019	10.70	644
	COLORADO
140	Regis College (Denver)	3.00	11/01/2012	10.47	121
	DELAWARE
62	Wesley College	3.38	05/01/2013	10.88	55
384	University of Delaware	3.00	12/01/2018	8.81	294
	FLORIDA
850	University of Florida	3.00	07/01/2014	10.15	690
	GEORGIA
55	Emmanuel College	3.00	11/01/2013	10.45	46
170	Mercer University	3.00	05/01/2014	10.58	142
110	Morehouse College	3.00	07/01/2010	10.50	101
435	Paine College	3.00	10/01/2016	10.45	332
	ILLINOIS
420	Concordia College	3.00	05/01/2019	10.65	301
630	Sangamon State University	3.00	11/01/2018	10.12	478
	INDIANA
261	Taylor University	3.00	10/01/2013	10.49	219
2,520	Vincennes University	3.00	06/01/2023	9.02	1,706
	IOWA
150	Simpson College	3.00	07/01/2016	10.58	113
	KENTUCKY
90	Georgetown College	3.00	12/01/2009	10.05	86
47	Transylvania University	3.00	11/01/2010	10.51	44
	MARYLAND
106	Hood College	3.63	11/01/2014	10.54	88
855	Morgan State University	3.00	11/01/2014	10.56	705
	MASSACHUSETTS
127	Hampshire College	3.00	07/01/2013	10.75	106
494	Hampshire College	3.00	02/01/2014	10.70	410
54	Brandeis University	3.00	11/01/2011	10.64	49
300	College of the Holy Cross	3.63	10/01/2013	10.60	258
1,598	Northeastern University	3.00	05/01/2018	10.53	1,183
133	Springfield College	3.50	05/01/2013	10.67	119
1,437	Tufts University	3.00	10/01/2021	10.39	953
	MINNESOTA
258	MacAlester College	3.00	05/01/2020	10.46	182
	MISSISSIPPI
549	Hinds Junior College	3.00	04/01/2013	10.42	489
360	Millsaps College	3.00	11/01/2021	10.34	240
970	Mississippi State University	3.00	12/01/2020	9.64	680
	MISSOURI
109	Drury College	3.00	04/01/2015	10.63	89
49	Drury College	3.00	10/01/2010	10.75	46
The accompanying notes are an integral part of this schedule.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO
SCHEDULE OF INVESTMENTS
November 30, 2009
(Dollar Amounts in Thousands)
(continued)

				Internal
Outstanding		Stated		Rate of	Amortized
Principal		Interest	Maturity	Return % (A)	Cost (Notes
Balance	Description	Rate %	Date	(Unaudited)	1 and 2)

	MONTANA
$138	Carroll College	3.75%	06/01/2014	10.46%	$113
90	Carroll College	3.00	06/01/2018	10.15	66
	NEW HAMPSHIRE
75	New England College	3.00	04/01/2016	10.77	58
	NEW JERSEY
840	Fairleigh Dickinson University	3.00	11/01/2017	10.39	623
260	Newark Beth Israel Hospital	3.63	01/01/2014	11.06	216
595	Rider College	3.63	11/01/2013	10.42	507
222	Rider College	3.00	05/01/2017	10.70	169
	NEW Mexico
311	College of Santa Fe	3.00	10/01/2018	10.43	226
	NEW YORK
295	Daemen College	3.00	04/01/2016	10.77	230
584	D’Youville College	3.00	04/01/2018	10.90	427
214	Long Island University	3.63	06/01/2014	10.49	175
244	Memorial Hospital for Cancer and Allied Diseases	3.38	04/01/2012	10.68	221
	NORTH CAROLINA
190	Elizabeth City State University	3.00	10/01/2017	10.02	143
238	Saint Mary’s College	3.00	06/01/2020	10.14	163
	OHIO
35	University of Steubenville	3.13	04/01/2010	10.98	34
335	Wittenberg University	3.00	05/01/2015	10.76	270
120	Wittenberg University	3.00	11/01/2017	10.39	89
	OREGON
418	George Fox College	3.00	07/01/2018	10.64	306
42	Linfield College	3.00	10/01/2017	10.44	31
	PENNSYLVANIA
208	Albright College	3.00	11/01/2015	10.23	168
505	Carnegie-Mellon University	3.00	11/01/2017	10.51	380
460	Drexel University	3.50	05/01/2014	10.53	394
135	Gannon University	3.00	11/01/2011	10.49	121
130	Gannon University	3.00	12/01/2022	10.13	84
95	Lycoming College	3.63	05/01/2014	10.64	81
145	Lycoming College	3.75	05/01/2015	10.62	120
59	Moravian College	3.38	11/01/2012	10.52	51
1,531	Philadelphia College of Art	3.00	01/01/2022	10.62	1,000
215	Saint Vincent College	3.50	05/01/2013	10.86	187
130	Seton Hill College	3.63	11/01/2014	10.53	107
670	Villanova University	3.00	04/01/2019	10.70	478
213	York Hospital	3.00	05/01/2020	10.64	150
	SOUTH CAROLINA
1,076	Benedict College	3.00	11/01/2020	10.36	736
	TENNESSEE
168	Cumberland University	3.00	08/01/2017	10.52	124
108	Hiwassee College	3.00	09/15/2018	10.58	78
	TEXAS
150	Houston Tillotson College	3.50	04/01/2014	10.90	126
1,000	Southwest Texas State University	3.00	10/01/2015	9.51	809
507	Stephen F. Austin State University	3.375	10/01/2012	9.57	449
170	Texas Southern University	3.50	04/01/2013	10.45	148
372	University of Saint Thomas	3.00	10/01/2019	10.41	261
The accompanying notes are an integral part of this schedule.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST TWO
SCHEDULE OF INVESTMENTS
November 30, 2009
(Dollar Amounts in Thousands)
(continued)

						Internal
Outstanding			Stated			Rate of	Amortized
Principal			Interest	Maturity		Return % (A)	Cost (Notes
Balance		Description	Rate %	Date		(Unaudited)	1 and 2)

		VERMONT
$51		Champlain College	3.00%	12/01/2013		10.19%	$41
573		Saint Michael’s College	3.00	05/01/2013		10.60	496
97		Vermont State College	3.00	07/01/2014		9.30	80

		VIRGINIA
208		Lynchburg College	3.75	05/01/2015		10.64	175
345		Lynchburg College	3.00	05/01/2018		10.68	257
103		Mary Baldwin College	3.38	05/01/2012		10.68	94
295		Marymount University	3.00	05/01/2016		10.52	232
1,806		Norfolk State University	3.00	12/01/2021		9.77	1,228
15		Randolph-Macon College	3.00	05/01/2010		10.72	14
187		Saint Paul’s College	3.00	11/01/2014		10.56	154
487		Virginia Commonwealth University	3.00	06/01/2011		10.01	434
20		Virginia Wesleyan College	3.00	11/01/2010		10.51	19
		WEST VIRGINIA
66		Bethany College	3.38	11/01/2012		10.54	58
140		Bethany College	3.00	11/01/2017		10.40	103
140		Bethany College	3.00	11/01/2012		10.40	124
		WISCONSIN
192		Carroll College	3.75	03/01/2015		10.93	157
255		Marian College	3.00	10/01/2016		10.45	195
		DISTRICT OF COLUMBIA
1,685		Georgetown University	3.00	11/01/2020		10.36	1,153
4,450		Georgetown University	4.00	11/01/2020		10.52	3,201
		PUERTO RICO
1,165		Inter American University of Puerto Rico	3.00	01/01/2017		10.94	882
329		University of Puerto Rico, Rio Piedras Campus	3.00	06/01/2011		9.39	296

45,169	(B)	Total College and University Loans					34,006

		Allowance for Loan Losses					675

		Net Loans of the Trust					33,331

		INVESTMENT AGREEMENTS (84%)
806		JPMorgan Chase Bank — Liquidity Fund	7.75	06/01/2018	(C)	7.75	806
6,005		JPMorgan Chase Bank — Revenue Fund	7.05	06/01/2018	(C)	7.05	6,005

6,811		Total Investment Agreements					6,811

$51,980		Total Investments					40,142

		OTHER ASSETS, LESS LIABILITIES (-394%)					(32,020)

		NET ASSETS (100%)					$8,122

(A)	Represents the rate of return based on the contributed cost and the amortization to maturity.

(B)	The tax basis in the Loans is approximately $45,169.

(C)	Terminates at the earlier of June 1, 2018 or the date on which the Bonds are paid-in-full (Note 2).
The accompanying notes are an integral part of this schedule.

ITEM 2. CODE OF ETHICS
Not applicable to the registrant.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable to the registrant.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees billed to the registrant for the two most recent fiscal years:
     Fiscal year ended 2009 — $176,000
     Fiscal year ended 2008 — $90,000
(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:
     Fiscal year ended 2008 — $0
     Fiscal year ended 2007 — $0
(c) Tax Fees billed to the registrant for the two most recent fiscal years:
     Fiscal year ended 2009 — $0
     Fiscal year ended 2008 — $0
(d) All Other Fees billed to the registrant for the two most recent fiscal years:
     Fiscal year ended 2009 — $73,400
-$55,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.
-$12,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.
-$6,400 out of pocket expenses.
Fiscal year ended 2008 — $65,400
-$44,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.7 (c) of the Trust’s Indenture.
-$15,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to relating to the Trust’s Servicing Agreement.
-$6,400 out of pocket expenses.

(e)
(1) Audit Committee Policies regarding Pre-approval of Services.
Not applicable to the registrant.
(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
Not applicable to the registrant.
(f) Not applicable to the registrant.
(g) Not applicable to the registrant.
(h) Not applicable to the registrant.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable to the registrant.
ITEM 6. SCHEDULE OF INVESTMENTS
Schedule is included as part of the report to shareholders filed under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable to the registrant.
ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable to the registrant.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS
Not applicable to the registrant.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable to the registrant.
ITEM 11. CONTROLS AND PROCEDURES
(a) Not applicable to the registrant.
(b) Not applicable to the registrant.

ITEM 12. EXHIBITS
The following exhibits are attached to this Form N-CSR:
(a)
(1)	Code of ethics or amendments: not applicable to the registrant.

(2)	Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3)	Annual Compliance Statement of the Servicer, Capmark Finance, is attached.

(4)	Report on Compliance with minimum Master Servicing Standards is attached.

(5)	Capmark reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the servicer agreement.
(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) College and University Facility Loan Trust Two
By (Signature and Title)	/s/ Brian True,
Vice President

Date February 8, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Bryan Calder,
Executive Vice President

Date February 8, 2010